EXHIBIT 1.1

_________ Shares

TARGACEPT, INC.

COMMON STOCK, PAR VALUE $0.001 PER SHARE

UNDERWRITING AGREEMENT

_______________, 2006

_______________, 2006

Deutsche Bank Securities Inc.

Pacific Growth Equities, LLC

CIBC World Markets Corp.

Lazard Capital Markets LLC

c/o	Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

Targacept, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) _________ shares of its common stock, par value $0.001 per share (the “Firm Shares”). The Company also proposes to issue and sell to the several Underwriters not more than an additional _______ shares of its common stock, par value $0.001 per share (the “Additional Shares”), if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, par value $0.001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-131050), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, the terms set forth below have the respective meanings ascribed to them as follows:

“Free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act.

“Applicable Time” means ______, New York City time, on the date of this Agreement or such other time as agreed to in writing by the Company and you.

“Statutory Prospectus” as of any time means the preliminary prospectus relating to the Shares that is included in the Registration Statement immediately prior to the earlier of that time and the time the Registration Statement becomes effective.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement, including any pricing information orally communicated by the Underwriters to prospective purchasers prior to confirming sales and identified on Schedule II.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“General Disclosure Package” means each General Use Free Writing Prospectus issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together.

As used herein, the terms “Registration Statement,” “preliminary prospectus,” “General Disclosure Package” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

Deutsche Bank Securities Inc. (“DBSI”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriters” (the “Directed Share Program”). The Shares to be sold by DBSI and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission; no order preventing or suspending the use of any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the offering of the Shares is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before, or to the knowledge of the Company, threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement when it became effective complied, and the Prospectus complies, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the General Disclosure Package, as of the Applicable Time, did not contain and, as of the Closing Date, as then amended or supplemented by the Company, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, as of the Applicable Time, did not contain and, as of the Closing Date, as then amended or supplemented by the Company, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing, including by email, by such Underwriter (or on behalf of such Underwriter by counsel) through you expressly for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

(c) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies you that it has determined that it is necessary to amend or supplement the General Disclosure Package in accordance with Section 6(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(d) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the preliminary prospectus included in the Registration Statement prior to the time it becomes effective, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 6(c) hereof. The Company will comply with the filing requirements under Rule 433(d) under the Securities Act with respect to each Issuer Free Writing Prospectus. The Company has satisfied or will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(e) At the time of filing the Registration Statement and as of the date hereof (with such date being used as the determination date), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(f) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

(g) The Company has no subsidiaries.

(h) This Agreement has been duly authorized, executed and delivered by the Company.

(i) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. No person is entitled to preemptive or similar rights to acquire any securities of the Company, except rights that are not triggered by the issuance of the Shares and that terminate upon the Closing Date (as defined herein). There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any shares of its Common Stock or any other class of shares of capital stock of the Company, except as set forth in the General Disclosure Package and the Prospectus.

(k) The Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or bylaws of the Company, in each case as amended and in effect as of the date hereof, (iii) any agreement or other instrument binding upon the Company that is material to the Company, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, except, with respect to clauses (i), (iii) and (iv), for such contraventions which would not, singly or in the aggregate, result in a material adverse effect on the Company. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares, (ii) where the failure to obtain such would not have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, or (iii) as may be required by the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”).

(m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the General Disclosure Package.

(n) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(p) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

(r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company.

(s) Except as described in the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company. No person has the right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement, except for such rights as have been waived.

(t) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, other than ordinary and customary dividends; and

(iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, respectively.

(u) The Company does not own any real property. The Company has good and marketable title to all tangible personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except such as are described in the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in the General Disclosure Package and the Prospectus.

(v) The Company owns or has valid, binding and enforceable licenses or other rights to the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets reasonably necessary or used in any material respect to conduct the business of the Company in the manner described in the General Disclosure Package and the Prospectus (collectively, the “Company Intellectual Property”), except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity; the Company is not obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the Registration Statement (including the exhibits thereto); except as disclosed in the General Disclosure Package and the Prospectus, (i) the Company has not received any written notice of infringement or conflict with asserted rights of others with respect to any Company Intellectual Property, (ii) the discoveries, inventions, products or processes of the Company referred to in the General Disclosure Package and the Prospectus do not, to the knowledge of the Company, infringe, interfere or conflict with any right or patent claim of any third party, and (iii) no third party has any ownership right in or to any Company Intellectual Property that is owned by the Company, other than any co-owner of any patent constituting Company Intellectual Property who is listed on the records of the United States Patent and Trademark Office (the “PTO”) and any co-owner of any patent application constituting Company Intellectual Property who is named in such patent application, and, to the knowledge of the Company, no third party has any ownership right in or to any Company Intellectual Property that is licensed to the Company, other than any licensor of the Company of such Company Intellectual Property.

(w) All patent applications owned by the Company and filed with the PTO or any foreign or international patent authority (the “Company Patent Applications”) have been duly and properly filed; the Company has complied with its duty of candor and disclosure to the PTO for the Company Patent Applications; the Company is not aware of any facts required to be disclosed to the PTO that were not disclosed to the PTO and which would preclude the grant of a patent for the Company Patent Applications; and the Company has no knowledge of any facts which would preclude it from having clear title to the Company Patent Applications that have been identified by the Company as being exclusively owned by the Company.

(x) No material labor dispute with the employees of the Company exists, except as described in the General Disclosure Package and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company.

(y) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are adequate for the conduct of its business at its current stage of development as described in the General Disclosure Package and the Prospectus and the value of its properties and as are customary in the business in which it is currently engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company believes that it will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company, except as described in the General Disclosure Package and the Prospectus.

(z) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, except where the lack of any such certificate, authorization or permit would not have a material adverse effect on the Company, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company, except as described in the General Disclosure Package and the Prospectus.

(aa) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement, the General Disclosure Package and the Prospectus were and, if still pending, are, to the Company’s knowledge, being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of the results of such studies, tests and trials contained in the Registration Statement, the General Disclosure Package and the Prospectus do not contain any misstatement of a material fact or omit to state a material fact necessary to make such statements not misleading; there have been no studies, tests or trials conducted by or on behalf of the Company not described in the Registration Statement, the General Disclosure Package and the Prospectus the results of which reasonably call into question the results of the studies, tests and trials described in the Registration Statement, the General Disclosure Package or the Prospectus; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board or comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification would reasonably be expected to have a material adverse effect on the Company.

(bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company is otherwise in compliance in all material respects with all effective provisions of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission which are applicable to the Company and with which the Company is currently required to comply.

(cc) The financial statements of the Company (together with the related notes thereto) included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the financial position and results of the operations of the Company as of the respective dates indicated and for the respective periods specified; and such financial statements (together with the related notes thereto) have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as otherwise stated therein. The summary and selected financial data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial information included in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(dd) Each material contract, agreement and license to which the Company is bound is valid, binding, enforceable, and in full force and effect against the Company, and to the knowledge of the Company, each other party thereto, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity. Neither the Company nor, to the Company’s knowledge, any other party is in breach or default in any material respect with respect to any such contract, agreement and license, and, to the Company’s knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. No party has repudiated any material provision of any such contract, agreement or license.

(ee) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate.

(ff) The Registration Statement, the General Disclosure Package and the Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the General Disclosure Package or any preliminary prospectus, as amended or supplemented, if applicable, were or will be distributed in connection with the Directed Share Program.

(gg) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(hh) The Company has not offered, or caused DBSI or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $______ a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to _______ Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Company hereby agrees that, without the prior written consent of DBSI on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) file with the Commission any registration statement under the Securities Act relating to any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, other than a Registration Statement on Form S-8 (or any successor form) relating to the Company’s 2000 Equity Incentive Plan or 2006 Stock Incentive Plan or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof as described in or as contemplated by the Prospectus, or (C) the grant of options to purchase shares of Common Stock, or of restricted shares of Common Stock, pursuant to the Company’s 2005 Stock Incentive Plan, provided that, prior to the grant of any such stock option or restricted shares of Common Stock, the Company shall cause the recipients of such grants to execute and deliver to DBSI “lock-up” agreements, each substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, then the restrictions imposed by this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, in each case unless DBSI on behalf of the Underwriters waives, in writing, such extension.

3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $______ a share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $______ a share under the Public Offering Price.

4. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on _________, 2006, or at such other time on the same or such other date, not later than _________, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than _________, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Option Closing Date.”

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than _____ (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the General Disclosure Package that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the General Disclosure Package.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company on behalf of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., outside corporate counsel for the Company, dated the Closing Date, to the effect that:

(i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus;

(ii) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable;

(iii) this Agreement has been duly authorized, executed and delivered by the Company;

(iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not (A) conflict with or constitute a breach of the certificate of incorporation or bylaws of the Company or any agreement that has been filed as an exhibit to the Registration Statement, or (B) violate any United States federal or Massachusetts or New York state law, rule or regulation that in such counsel’s experience is normally applicable in transactions of the type contemplated by this Agreement, the Delaware General Corporation Law, or any judgment, order or decree of any governmental authority, agency or court specifically naming the Company of which such counsel is aware;

(v) except as may be required under the Securities Act and the rules and regulations of the Commission thereunder and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, no consent, approval, authorization or order of, or qualification with, any United States federal or Massachusetts or New York state governmental authority or agency is required for the issuance, sale and delivery of the Shares by the Company to the Underwriters pursuant to this Agreement or the performance by the Company of its other obligations under this Agreement;

(vi) the information in the General Disclosure Package and the Prospectus under the captions “Prospectus Summary – Targacept, Inc.” (only with respect to the seventh paragraph thereof); “Prospectus Summary – Targacept, Inc. – Strategic Collaboration with AstraZeneca

AB”; “Risk Factors – Risks Related to Our Dependence on Third Parties – The successful development and commercialization of our lead product candidate, TC-1734, depends substantially on our recently established collaboration with AstraZeneca. If AstraZeneca is unable to further develop or commercialize TC-1734, or experiences significant delays in doing so, our business will be materially harmed.”; “Risk Factors – Risks Related to Our Dependence on Third Parties – If AstraZeneca were to terminate our collaboration agreement, or if we otherwise lose AstraZeneca as a collaborator in the development or commercialization of TC-1734, it would materially harm our business.”; “Risk Factors – Risks Related to Our Dependence on Third Parties – We will depend on collaborations with third parties for the development and commercialization of some of our product candidates. If these collaborations are not successful, we may not be able to capitalize on the market potential of these product candidates.”; “Risk Factors – Risks Related to Our Common Stock and this Offering – Provisions of our charter, bylaws and Delaware law may make an acquisition of us or a change in our management more difficult.”; “Business – Overview (only with respect to the seventh and eighth paragraphs thereof); “Business – Our Product Development Pipeline – Depression/Anxiety – Mecamylamine Hydrochloride” (only with respect to the fifth, sixth, seventh and eight sentences of the first paragraph thereof); “Business – Strategic Collaborations”; “Business – License Agreements”; and “Underwriters” (only with respect to the description of this Agreement), insofar as it constitutes statements of matters of law or legal conclusions or summarizes the terms of agreements, is correct in all material respects; and

(vii) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may rely (1) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the state laws of Massachusetts or New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the

Underwriters are justified in relying upon such opinion of other counsel, and (2) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

In addition to the opinions provided above, such counsel shall confirm to you as follows:

In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of and counsel for the Underwriters and representatives of the independent public accountants for the Company, during which the contents of the Registration Statement, the General Disclosure Package and the Prospectus were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon statements contained in the Registration Statement, the General Disclosure Package or the Prospectus (except to the extent expressly set forth in paragraph (vi) above), subject to the foregoing and based on such participation and discussions:

(A) the Registration Statement, at the time it became effective, and the Prospectus, as of the date thereof (except for financial statements, including the notes and schedules thereto, and other financial, statistical and accounting data and information included therein or omitted therefrom, as to which such counsel need express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder;

(B) no facts have come to such counsel’s attention that have caused such counsel to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause (A) above), (ii) the General Disclosure Package, as of the Applicable Time or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (A) above), or (ii) the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (A) above); and

(C) such counsel is not aware of any contract or other document of a character required by the Securities Act and the applicable rules thereunder to be filed as an exhibit to the Registration that is not so filed.

(d) The Underwriters shall have received on the Closing Date an opinion of Womble Carlyle Sandridge & Rice, PLLC, outside corporate counsel for the Company, dated the Closing Date, to the effect that:

(i) the Company is a corporation in existence and in good standing under the laws of the State of Delaware; and the Company has the corporate power to carry on its business as described in the General Disclosure Package and the Prospectus and is qualified to transact business as a foreign corporation in the State of North Carolina;

(ii) the Company’s authorized capital stock as of December 31, 2005 and as of the Closing Date are as set forth in the General Disclosure Package and the Prospectus under the caption “Capitalization”;

(iii) the outstanding shares of capital stock of the Company prior to the issuance of the Shares have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and nonassessable;

(iv) the issuance of the Shares will not be subject to any preemptive or similar rights created under the laws of the State of Delaware or under any contract or agreement of which such counsel is aware;

(v) to such counsel’s knowledge (a) except as described in the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any other person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company and (b) no person has the right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement, except for such rights as have been waived;

(vi) the information in the General Disclosure Package and the Prospectus under “Description of Capital Stock” and the information in Items 14 and 15 of the Registration Statement, to the extent that it constitutes statements of matters of law, summaries of legal matters, the Company’s certificate of incorporation and bylaws, the terms of agreements or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects; and

(vii) to such counsel’s knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, now pending or threatened, against the Company, required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus that has not been disclosed in a manner that is correct in all material respects.

In addition to the opinions provided above, such counsel shall confirm to you as follows:

In the course of such counsel’s assistance in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, it has participated in conferences with officers and other representatives of the Company, the Underwriters, counsel to the Underwriters and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement, the General Disclosure Package and the Prospectus were discussed. Although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus and has not independently verified the accuracy, completeness or fairness of such statements except to the extent expressly provided above, on the basis of the foregoing and the information that was disclosed to such counsel:

(A) no facts came to such counsel’s attention that led it to believe that the Registration Statement, at the time it became effective (but after giving effect to changes incorporated pursuant to Rule 430A under the Securities Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (except for the financial statements, including the notes and schedules thereto and the auditor’s report thereon, and any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the Registration Statement or any exhibits thereto, as to which such counsel expresses no view);

(B) no facts have come to such counsel’s attention that led it to believe that the General Disclosure Package, as of the Applicable Time or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, including the notes and schedules thereto and the auditor’s report thereon, and any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the General Disclosure Package, as to which such counsel expresses no view); and

(C) no facts have come to such counsel’s attention that led it to believe that the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, including the notes and schedules thereto and the auditor’s report thereon, and any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the Prospectus, as to which such counsel expresses no view).

(e) The Underwriters shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special FDA counsel for the Company, dated the Closing Date, to the effect that:

(i) such counsel is familiar with the United States Federal Food, Drug, and Cosmetic Act (the “FDC Act”) and related regulations as applied generally to drugs of the nature under development and clinical testing by the Company and has reviewed the portions of the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Risk Factors – Risks Related to the Development and Regulatory Approval of Our Product Candidates” (with the exception of “Risk Factors – Risks Related to the Development and Regulatory Approval of Our Product Candidates – Because we have a number of compounds and are considering a variety of target indications, we may expend our limited resources to pursue a particular candidate or indication and fail to capitalize on candidates or indications that may be more profitable or for which there is a greater likelihood of success.” and “Risk Factors – Risks Related to the Development and Regulatory Approval of Our Product Candidates – We may not be successful in our efforts to identify or discover additional product candidates.”); “Risk Factors – Risks Related to Our Dependence on Third Parties – If our contract manufacturers fail to devote sufficient resources to our concerns, of if their performance is substandard, our clinical trials and product introductions may be delayed or there may be a shortage of commercial supply.”; “Risk Factors – Risks Related to Commercialization – If our promotional activities fail to comply with the regulations and guidelines of the FDA and other applicable regulatory authorities, we may be subject to warnings or enforcement actions that could harm our business.”; “Business – Government Regulation – Drug Regulation in the United States”; and “Business – Government Regulation – Fast Track Designation” (collectively, the “U.S. Regulatory Portion”); and

(ii) the information in the U.S. Regulatory Portion, insofar as it purports to describe or summarize applicable provisions of the FDC Act and other laws administered by the FDA and the regulations promulgated thereunder, is correct in all material respects.

In addition to the opinions provided above, such counsel shall confirm to you as follows:

Such counsel has participated in conferences with representatives of the Company, during which the contents of the U.S. Regulatory Portion were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon statements contained in the U.S. Regulatory Portion (except to the extent expressly set forth in paragraph (ii) above), subject to the foregoing and based on such participation and discussions, no facts have come to such counsel’s attention that have caused such counsel to believe that (A) the U.S. Regulatory Portion of the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the U.S. Regulatory Portion of the General Disclosure Package, as of the Applicable Time or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) the U.S. Regulatory Portion of the Prospectus, as of the date of the Prospectus or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Underwriters shall have received on the Closing Date an opinion of Womble Carlyle Sandridge & Rice, PLLC, special intellectual property counsel to the Company, dated the Closing Date, to the effect that:

(i) to such counsel’s knowledge, the Company owns, possesses or has adequate rights to use the Company Intellectual Property reasonably necessary to carry on the business of the Company as described in the General Disclosure Package and the Prospectus;

(ii) other than as described in the General Disclosure Package and the Prospectus, to such counsel’s knowledge, the Company has not received any written notice of interference or opposition, or infringement of or conflict with, and such counsel has no knowledge of any infringement of or conflict with, asserted rights of others with respect to any Company Intellectual Property;

(iii) other than as described in the General Disclosure Package and the Prospectus, to such counsel’s knowledge, the discoveries, inventions, products or processes of the Company referred to in the General Disclosure Package and the Prospectus that are material to the business of the Company as described in the General Disclosure Package and the Prospectus do not infringe, interfere or conflict with any right or patent claim of any third party;

(iv) other than as described in the General Disclosure Package and the Prospectus, to such counsel’s knowledge, no third party has any ownership right in or to any Company Intellectual Property, other than any licensor of the Company of such Company Intellectual Property;

(v) to the knowledge of such counsel, (A) the Company’s patents are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee, (B) there are no asserted or unasserted claims of any third party relating to the scope or ownership of any of the Company’s patents, other than of the licensor of any such patent, (C) there are no liens which have been filed against any of the Company’s patents, (D) there are no material defects of form in the preparation or filing of the Company’s patent applications that are material to the business of the Company as described in the General Disclosure Package and the Prospectus, (E) the Company’s patent applications that are material to the business of the Company as described in the General Disclosure Package and the Prospectus are being diligently prosecuted, and (F) the Company is listed on the records of the PTO or appropriate foreign patent offices as the sole assignee of record of the patents and patent applications owned by the Company;

(vi) to the knowledge of such counsel, all material references required to be disclosed were disclosed to the PTO during the prosecution of the Company’s patents and the Company’s patent applications and no misrepresentation was made to, or material fact required to be disclosed was withheld from, the PTO during such prosecution;

(vii) such counsel has no reason to believe that any of the Company’s trademark applications filed with the PTO will not eventuate in registered trademarks, or that any trademark registrations previously issued or issued in respect of any such applications will not afford the Company reasonable trademark protection relative to the subject matter thereof; and to the knowledge of such counsel, the Company takes reasonable security measures to protect any trade secrets that are not incorporated into patent filings;

(viii) the trademarks INVERSINE (Stylized) (U.S. Reg. No. 626,116), and TARGACEPT (Stylized) (U.S. Reg. No. 2,469,655) have been registered in the PTO; and

(ix) the information in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Risk Factors – Risks Related to Our Intellectual Property”; “Business – Patents and Proprietary Rights”; and “Business – Trade Secrets” (the “IP Portion”), insofar as it constitutes statements of matters of law, summaries of legal matters, documents to which the Company is a party or legal proceedings, has been reviewed by such counsel and is correct in all material respects.

In addition to the opinions provided above, such counsel shall confirm to you as follows:

In the course of its assistance in the preparation of the IP Portion, such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters, counsel to the Company and counsel to the Underwriters at which the contents of the IP Portion were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements in the IP Portion and has not verified the same except to the extent provided above, on the basis of the foregoing and the information that was disclosed to such counsel (relying as to materiality to the extent such counsel deems appropriate upon the officers of the Company), no facts have come to the attention of such counsel to lead it to believe that (A) the IP Portion of the Registration Statement included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the IP Portion of the General Disclosure Package, as of the Applicable Time or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the IP Portion of the Prospectus, as of the date of the Prospectus or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Underwriters shall have received on the Closing Date an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(ii), 5(c)(iii), 5(c)(vi) (but only as to the statements in the Prospectus under “Underwriters”), 5(c)(A), 5(c)(B) and 5(d)(vi) (but only as to the statements in the General Disclosure Package and the Prospectus under “Description of Capital Stock”) above.

With respect to Section 5(g) (with respect to matters in Section 5(c)(A) and Section 5(c)(B)) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

The opinions of the counsel to the Company described in Sections 5(c), (d), (e) and (f) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, an independent registered public accounting firm with respect to the Company, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, at or prior to the Closing Date, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, during the period mentioned in Section 6(e) or 6(f) below, as many copies of the General Disclosure Package, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) (i) Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a free writing prospectus required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless you shall have approved its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”) (provided that your prior written consent shall be deemed to have been given in respect of each Issuer Free Writing Prospectus identified on Schedule II hereto), (ii) to treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) to comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission (except with respect to the use of an electronic road show, as contemplated by the last sentence of this Section 6(c)), legending and record keeping and (iv) not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(d) To prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Shares, in form and substance satisfactory to you, and to file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act prior to the close of business on the date that is two business days after the date hereof, to furnish to you a copy of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and not to use or file any such proposed Final Term Sheet to which you reasonably object.

(e) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary, in the judgment of the Company or in your reasonable opinion, to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then existing, not misleading, or if any event shall occur or condition exist as a result of which the General Disclosure Package conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the General Disclosure Package to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the General Disclosure Package so that the statements in the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the General Disclosure Package, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the General Disclosure Package, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. The costs of complying with this Section 6(c) shall be borne by the Company with respect to any amendment or supplement required during the nine-month period after the date the Registration Statement becomes effective and by the Underwriters thereafter.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement that shall satisfy the provisions of Section 11(a) of the Securities Act as provided in Rule 158 of the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to quotation of the Shares on the NASDAQ National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program, (x) all expenses incurred in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales of the Shares outside of the United States, (xi) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1(b)(iii) or (iv) and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” Section 9 entitled “Directed Share Program Indemnification,” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, their road show and travel expenses and any advertising expenses connected with any offers they may make.

(j) To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

7. Covenant of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8. Indemnity and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing, including by email, by such Underwriter (or on behalf of such Underwriter by counsel or through you) expressly for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing, including by email, by such Underwriter (or on behalf of such Underwriter by counsel or through you) expressly for use in the Registration Statement, any preliminary prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information is that described in Section 12 hereof.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DBSI, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (other than reimbursement for fees and expenses that the indemnifying party is contesting in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this

Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9. Directed Share Program Indemnification.

(a) The Company agrees to indemnify and hold harmless DBSI and its affiliates and each person, if any, who controls DBSI or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (“DBSI Entities”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the DBSI Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any DBSI Entity in respect of which indemnity may be sought pursuant to Section 9(a), the DBSI Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the DBSI Entity, shall retain counsel reasonably satisfactory to the DBSI Entity to represent the DBSI Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any DBSI Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such DBSI Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the DBSI Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the DBSI Entities in connection with any proceeding or related proceedings with respect to which indemnification is requested under Section 9 hereof, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all DBSI Entities. Any such firm for the DBSI Entities shall be designated in writing by DBSI. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the DBSI Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a DBSI Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the DBSI Entity in accordance with such request prior to the date of such settlement (other than reimbursement for fees and expenses that the indemnifying party is contesting in good faith). The Company shall not, without the prior written consent of DBSI, effect any settlement of any pending or threatened proceeding in respect of which any DBSI Entity is or could have been a party and indemnity could have been sought hereunder by such DBSI Entity, unless such settlement includes an unconditional release of the DBSI Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 9(a) is unavailable to a DBSI Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying the DBSI Entity thereunder, shall contribute to the amount paid or payable by the DBSI Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the DBSI Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 9(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(c)(i) above but also the relative fault of the Company on the one hand and of the DBSI Entities on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and of the DBSI Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the DBSI Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact, the relative fault of the Company on the one hand and the DBSI Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the DBSI Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the DBSI Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the DBSI Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). The amount paid or payable by the DBSI Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the DBSI Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no DBSI Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such DBSI Entity has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any DBSI Entity at law or in equity.

The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any DBSI Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package or the Prospectus.

11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the General Disclosure Package, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, in each case, other than due to or arising out of one or more of the events described in clauses (i), (iii), (iv) or (v) of Section 10, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the second and third sentences under the caption “Shares Eligible for Future Sale—Lock-up Agreements” and the third, fifth and tenth paragraphs under the caption “Underwriters” in the Prospectus.

13. Entire Agreement.

(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the General Disclosure Package, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company acknowledges and agrees that (i) each Underwriter, in providing investment banking services to the Company in connection with the offering of the Shares, including in acting pursuant to the terms of this Agreement, has acted and is acting at arm’s length as an independent contractor and not as a fiduciary, (ii) the Company does not intend such Underwriter to act in any capacity other than independent contractor, including as a fiduciary or in any other position of higher trust and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

14. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, shall be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company, to Targacept,

Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101, Attention: Alan A. Musso, Chief Financial Officer, with a copy to Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101, Attention: Peter A. Zorn, Esq.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Very truly yours,

TARGACEPT, INC.

By:

        Name:

        Title:

Accepted as of the date hereof

Deutsche Bank Securities Inc.

Pacific Growth Equities, LLC

CIBC World Markets Corp.

Lazard Capital Markets LLC

Acting severally on behalf of themselves and

the several Underwriters named in

Schedule I hereto.

By:	Deutsche Bank Securities Inc.

By:

Name:

Title:

By:

Name:

Title:

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Deutsche Bank Securities Inc.
Pacific Growth Equities, LLC
CIBC World Markets Corp.
Lazard Capital Markets LLC

Total:

SCHEDULE II

Issuer Free Writing Prospectus(es)

[Each free writing prospectus filed by the Company under Rule 433(d) under the Securities Act.]

Orally Communicated Pricing Information

EXHIBIT A

FORM OF LOCK-UP LETTER

_____________, 2005

Deutsche Bank Securities Inc.

Pacific Growth Equities, LLC

CIBC World Markets Corp.

Lazard Capital Markets LLC

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. (“Deutsche Bank Securities”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Targacept, Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) by the several underwriters, including Deutsche Bank Securities (the “Underwriters”), of shares (the “Shares”) of the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (c) bona fide gifts of shares of Common Stock, (d) the transfer or disposition of shares of Common Stock in a transaction not involving a disposition for value to any trust for the direct or indirect benefit of the undersigned or a member of the “immediate family” of the undersigned, (e) the transfer or disposition of shares of Common Stock by will or intestate succession to the legal representative or a member of the “immediate family” of the undersigned, (f) if the undersigned is a partnership or limited liability company, the distribution of shares of Common Stock to partners or members of the undersigned or to the estate of any deceased partner or member of the undersigned, (g) if the undersigned is a corporation, the transfer of shares of Common Stock in a transaction not involving a public distribution or public offering to any majority owned subsidiary of the undersigned, any holder of at least 50% of the outstanding voting power of the undersigned or any entity under common control with the undersigned or (h) if the undersigned is a trust, the distribution of shares of Common Stock to any beneficiary of the undersigned; provided, however, that in the case of any gift, transfer, disposition or distribution otherwise permitted by clause (c), (d), (e), (f), (g) or (h), (i) each donee, transferee or distributee shall execute and deliver to Deutsche Bank Securities a letter substantially in the form hereof agreeing to be bound by the terms hereof and (ii) neither the undersigned nor any other party to the applicable transaction shall be required to file, or voluntarily file, a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, other than a filing on Form 5 made after the expiration of the 180-day restricted period. For purposes hereof, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s share of Common Stock except in compliance with the foregoing restrictions.

If:

(1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period,

the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. Notwithstanding the foregoing, this Lock-Up Agreement shall terminate automatically (1) on June 30, 2006 in the event that the Public Offering has not occurred by such date; or (2) if the Underwriting Agreement has not been executed and the Company informs the Underwriters in writing that it is terminating the Public Offering.

This Lock-Up Agreement shall replace and supercede any prior lock-up agreement that the undersigned previously executed in connection with an initial public offering of the Common Stock of the Company.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

__________________________________________

(Name)

__________________________________________

(Address)

42